                                                                    Exhibit 3.32

                               State of California
                                     [Seal]

                                                                         [Stamp]

                               SECRETARY OF STATE

     I, Kevin Shelley, Secretary of State of the State of California, hereby certify:

     That the attached transcript of 1 page(s) was prepared by and in this office from the record on file, of which it purports to be a copy, and that it is full, true and correct.

                        IN WITNESS WHEREOF, I execute this certificate and affix the Great Seal of the State of California this day of

[Seal]

                                                  JUN - 2 2003
                                    --------------------------------------------

                                               /s/ Kevin Shelley

                                                Secretary of State

[Seal]                         Secretary of State                      Form CP-1

                                   Bill Jones

                       STATEMENT OF PARTNERSHIP AUTHORITY

          IMPORTANT - Read instructions on back before completing form.

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
1.  NAME OF PARTNERSHIP

    Riverside Cement Company
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2.  STREET ADDRESS OF CHIEF EXECUTIVE OFFICE                          CITY/STATE/COUNTRY             ZIP CODE

    1341 W. Mockingbird Lane                                             Dallas, Texas             75247
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3.  STREET ADDRESS OF A CALIFORNIA OFFICE, IF ANY                     CITY                        ZIP CODE

    660 N. Diamond Bar Blvd.                                Diamond Bar        CALIFORNIA          91765
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4.      A. LIST THE FULL NAMES AND MAILING       OR: [_]  B. STATE THE FULL NAME AND MAILING ADDRESS OF AN AGENT
    [X]    ADDRESSES OF ALL PARTNERS APPOINTED               AND MAINTAINED BY THE PARTNERSHIP WHO WILL MAINTAIN A
           (ATTACH ADDITIONAL PAGES, IF NECESSARY)           LIST OF THE NAMES AND MAILING ADDRESSES OF ALL PARTNERS.

NAME: TXI Riverside Inc.                              NAME:

ADDRESS: 1341 W. Mockingbird Lane                     ADDRESS:

CITY: Dallas    STATE/COUNTRY: TX  ZIP CODE: 75247    CITY:

                                                      STATE/COUNTRY:

NAME: TXI California Inc.                             ZIP CODE:

ADDRESS: 1341 W. Mockingbird Lane

CITY: Dallas      STATE/COUNTRY: TX    ZIP CODE: 75247
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5.  NAMES OF ALL PARTNERS AUTHORIZED TO EXECUTE INSTRUMENTS TRANSFERRING REAL PROPERTY HELD IN THE NAME OF THE
    PARTNERSHIP (ATTACH ADDITIONAL PAGES, IF NECESSARY)

    PARTNER NAME: TXI Riverside Inc.                  PARTNER NAME:

    PARTNER NAME: TXI California Inc.                 PARTNER NAME:

    PARTNER NAME:                                     PARTNER NAME:
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6.  OTHER MATTERS, IF ANY: (ATTACH ADDITIONAL PAGES, IF NECESSARY)





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7.  NUMBER OF PAGES ATTACHED, IF ANY:    0
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8.  I DECLARE UNDER PENALTY OF PERJURY UNDER THE LAWS OF THE STATE OF                 For Secretary Of State Use
    CALIFORNIA THAT THE FOREGOING IS TRUE AND CORRECT.
    TXI Riverside Inc.

    /s/ Robert C. Moore                  June 30, 1998                            FILE # 301 998 183 004
by: -------------------------------    -----------------------------------
    SIGNATURE OF PARTNER               DATE EXECUTED                              DOCUMENT # 769

    Robert C. Moore, Vice President     Dallas County, Texas
    -------------------------------    -----------------------------------
    TYPE OR PRINT NAME OF PARTNER      COUNTY AND STATE EXECUTED
    TXI California Inc.

    /s/ Robert C. Moore                 June 30, 1998                                           FILED
by: -------------------------------    -----------------------------------         In the office of the Secretary of
    SIGNATURE OF PARTNER               DATE EXECUTED                               State of the State of California

    Robert C. Moore, Vice President     Dallas County, Texas
    -------------------------------    -----------------------------------
    TYPE OR PRINT NAME OF PARTNER      COUNTY AND STATE EXECUTED
--------------------------------------------------------------------------------
    RETURN TO:                                                                            /s/ Bill Jones

    NAME:                                                                           BILL JONES, Secretary of State

    ADDRESS:

    CITY:                     STATE/COUNTRY:                    ZIP CODE:
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